Exhibit 99.1
NEWS RELEASE

Broadcom Business Press Contact Bill Blanning Vice President, Public Relations 949-926-5555 blanning@broadcom.com	Broadcom Financial Analyst Contact T. Peter Andrew Sr. Director, Investor Relations 949-926-5663 pandrew@broadcom.com
Broadcom Reports Third Quarter 2005 Results
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
IRVINE, Calif. – October 20, 2005 – Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its third quarter ended September 30, 2005.
Net revenue for the third quarter of 2005 was $695.0 million, an increase of 14.9% from the $604.9 million reported for the second quarter of 2005 and an increase of 7.5% from the $646.5 million reported for the third quarter of 2004. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the third quarter of 2005 was $132.7 million, or $.35 per share (diluted), compared with GAAP net income of $15.1 million, or $.04 per share (diluted), for the second quarter of 2005, and GAAP net income of $43.9 million, or $.13 per share (diluted), for the third quarter of 2004.
Net revenue for the nine months ended September 30, 2005 was $1.850 billion, a decrease of 0.6% from the $1.861 billion reported for the nine months ended September 30, 2004. GAAP net income for the nine months ended September 30, 2005 was $216.9 million, or $.59 per share (diluted), compared with a GAAP net income of $147.6 million, or $.42 per share (diluted), for the nine months ended September 30, 2004.
Broadcom reports net income and basic and diluted net income per share in accordance with GAAP and supplementally on a non-GAAP basis, referred to in this release as pro forma non-GAAP. Broadcom’s presentation of pro forma non-GAAP financial information excludes certain charges related to acquisitions, stock-based compensation expense, employer payroll tax expense on certain stock option
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Broadcom Reports Third Quarter 2005 Results

exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects of the foregoing adjustments, as well as income tax benefits from adjustments to tax reserves of foreign subsidiaries. Stock-based compensation expense includes the impact of restricted stock units and certain other equity compensation instruments issued by Broadcom as well as stock options and restricted stock assumed in acquisitions. Both GAAP and pro forma non-GAAP net income per share include the dilutive effects of shares issued or issuable under Broadcom’s stock-based compensation programs in the computation of weighted average shares outstanding. Reconciliations of GAAP net income to pro forma non-GAAP net income for the three and nine months ended September 30, 2005 and 2004 appear in the financial statements portion of this release.
Pro forma non-GAAP net income for the third quarter of 2005, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $148.0 million, or $.39 per share (diluted). Broadcom reported pro forma non-GAAP net income of $122.2 million, or $.34 per share (diluted), for the second quarter of 2005, and pro forma non-GAAP net income of $124.1 million, or $.36 per share (diluted), for the third quarter of 2004.
Pro forma non-GAAP net income for the nine months ended September 30, 2005, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $351.8 million, or $.96 per share (diluted). This amount compares with pro forma non-GAAP net income of $344.8 million, or $.99 per share (diluted), for the nine months ended September 30, 2004.
Broadcom believes that pro forma non-GAAP reporting, giving effect to the adjustments shown in the attached reconciliation, provides meaningful information and therefore uses pro forma non-GAAP reporting to supplement its GAAP reporting in evaluating operations, managing and benchmarking performance, and determining a portion of bonus compensation. Broadcom has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our operating results and to illustrate the results of operations giving effect to such pro forma non-GAAP adjustments. The pro forma non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
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Broadcom Reports Third Quarter 2005 Results

“Broadcom’s revenue and net income reached record levels in the third quarter, driven by continued broad-based strength within our major target end markets,” said Scott McGregor, Broadcom’s President and Chief Executive Officer. “We were pleased to see the benefits in our results of Broadcom’s recent investments in a number of new end markets such as Bluetooth® technology, mobile multimedia applications, and satellite set-top boxes. One of Broadcom’s core strengths continues to be our ability to work closely with customers to enable them to bring new and innovative products to market. We accomplish this through targeted investments in specific areas that we believe position the company for sustainable future growth. We will continue to grow our communications IC product portfolio by expanding into new and emerging wired and wireless end markets. In turn, we anticipate that these efforts will directly benefit our shareholders and serve to strengthen relationships with our customers.”
“Broadcom is helping to quench the world’s insatiable appetite for better, faster and more content-rich communications,” Mr. McGregor continued. “From the business executive working on a critical project to the child watching his or her favorite cartoons on a portable video device, Broadcom is powering this communications revolution. By offering a wide array of wired and wireless networking options, Broadcom is breaking down layers of complexity and enabling users to connect in the most efficient manner possible.”
Selected Highlights of the Quarter
     Following are some of the key customer, product and technology highlights from Broadcom’s third quarter:
•	Broadcom continued to experience dramatic growth in sales of its Bluetooth solutions, adding LG Innotek to its customer base for wireless headsets and introducing new Bluetooth BLINK™ software that simplifies Bluetooth connectivity between cell phones and PCs.

•	For the cable, satellite and IP set-top box markets, Broadcom introduced a new family of next generation high definition (HD) system-on-a-chip (SoC) solutions for delivering digital video content over service provider networks. France Telecom recently used this Broadcom® solution to deploy a live high definition TV broadcast with MPEG-4 AVC over an ADSL2+ network from the French Open Tennis Tournament at Roland Garros stadium.

•	Broadcom maintained its number one market share position in the Gigabit Ethernet controller market and announced that it shipped its 75 millionth NetXtreme® Gigabit Ethernet controller during the quarter.
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Broadcom Reports Third Quarter 2005 Results

A more comprehensive review of highlights from the third quarter may be found on the Investors section of Broadcom’s website at www.broadcom.com/investors.
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its third quarter 2005 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial or other statistical information required by SEC Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time on Thursday, November 3, 2005.
About Broadcom
Broadcom Corporation is a global leader in wired and wireless broadband communications semiconductors. Our products enable the convergence of high-speed data, high definition video, voice and audio at home, in the office and on the go. Broadcom provides manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices with the industry’s broadest portfolio of state-of-the-art system-on-a-chip and software solutions. These solutions support our core mission: Connecting everything®.
Broadcom is one of the world’s largest fabless semiconductor companies, with annual revenue of more than $2 billion. The company is headquartered in Irvine, Calif., with offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at 1-949-450-8700 or at www.broadcom.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
All statements included or incorporated by reference in this release and in the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
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Broadcom Reports Third Quarter 2005 Results

Our future reported GAAP-based results will be negatively affected by the implementation of new accounting rules related to the expensing of stock options, commencing in 2006. Other important factors that may affect Broadcom’s business, results of operations and financial condition include, but are not limited to, general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, trends in the broadband communications markets in various geographic regions, including seasonality in sales of consumer products into which our products are incorporated, and possible disruption in commercial activities related to terrorist activity or armed conflict; our ability to scale our operations in response to changes in demand for our existing products and services or demand for new products requested by our customers; intellectual property disputes and customer indemnification claims and other types of litigation risk; our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; the gain or loss of a key customer, design win or order; the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets; delays in the adoption and acceptance of industry standards in those markets; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials; our ability to timely and accurately predict market requirements and evolving industry standards and to identify opportunities in new markets; the quality of our products and any remediation costs; our dependence on a few significant customers for a substantial portion of our revenue; competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; changes in our product or customer mix; the volume of our product sales and pricing concessions on volume sales; our ability to develop new sources of revenue to replace lost revenue from our declining Intel processor-based server chipset business; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks of producing products with new suppliers and at new fabrication and assembly facilities; the effectiveness of our expense and product cost control and reduction efforts; the risks and uncertainties associated with our international operations, particularly in light of recent events; the effects of natural disasters, public health emergencies, international conflicts and other events beyond our control; the level of orders received that can be shipped in a fiscal quarter; and other factors.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Broadcom®, the pulse logo, Connecting everything®, the Connecting everything logo, NetXtreme® and BLINK™ are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Bluetooth® is a trademark of the Bluetooth SIG. Any other trademarks or trade names mentioned are the property of their respective owners.
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Broadcom Reports Third Quarter 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Net revenue	$694,977	$646,515	$1,850,183	$1,861,220

Cost of revenue (1)	326,608	322,038	875,417	921,727
Cost of revenue – stock-based compensation	471	1	1,233	1,272

Gross profit	367,898	324,476	973,533	938,221

Operating expense:
Research and development (1)	159,096	123,935	441,660	367,666
Research and development – stock-based compensation	11,559	9,860	28,499	53,020

Selling, general and administrative (1)	64,838	53,743	176,948	161,290
Selling, general and administrative – stock-based compensation	4,554	2,634	12,694	9,124

Amortization of purchased intangible assets	1,040	1,296	2,992	2,127
In-process research and development	35,000	37,262	41,652	63,766
Restructuring costs (reversal)	(2,500)	—	(2,500)	—
Settlement costs	—	35,700	110,000	68,200
Impairment of intangible assets	—	—	—	18,000

Income from operations	94,311	60,046	161,588	195,028
Interest income, net	14,317	4,365	32,953	8,982
Other income, net	2,580	6,952	3,357	6,552

Income before income taxes	111,208	71,363	197,898	210,562
Provision (benefit) for income taxes	(21,448)	27,462	(19,001)	62,958

Net income	$132,656	$43,901	$216,899	$147,604

Net income per share (basic)	$.39	$.14	$.65	$.47

Net income per share (diluted)	$.35	$.13	$.59	$.42

Weighted average shares (basic)	341,849	322,541	336,074	316,084

Weighted average shares (diluted)	383,675	347,389	368,321	347,449

(1)	Excludes stock-based compensation, which is presented separately by respective expense category. Stock-based compensation expense includes the impact of restricted stock units (RSUs) and certain other equity compensation instruments issued by Broadcom as well as stock options and restricted stock assumed in acquisitions. RSUs are share awards that entitle the holder to receive freely tradable shares of Broadcom’s Class A Common Stock upon vesting. Generally, RSUs vest on a quarterly basis over sixteen quarters from the date of grant.
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Broadcom Reports Third Quarter 2005 Results

BROADCOM CORPORATION
Unaudited Reconciliation of Pro Forma Non-GAAP Adjustments
(In thousands)
The following represents a reconciliation (unaudited) of GAAP net income to pro forma non-GAAP net income.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
GAAP net income	$132,656	$43,901	$216,899	$147,604

Stock-based compensation:
Restricted stock units issued by Broadcom	9,875	76	23,434	76
Stock options and restricted stock assumed in acquisitions and other equity compensation instruments issued by Broadcom	6,709	12,419	18,992	63,340

Additional acquisition-related items:
Amortization of purchased intangible assets:
Cost of revenue	2,774	3,782	8,308	9,228
Other operating expense	1,040	1,296	2,992	2,127
In-process research and development	35,000	37,262	41,652	63,766
Impairment of intangible assets	—	—	—	18,000

Employer payroll tax on certain stock option exercises:
Cost of revenue	98	51	186	258
Research and development	1,315	283	2,102	2,130
Selling, general and administrative	586	85	938	1,069
Settlement costs	—	35,700	110,000	68,200
Restructuring costs (reversal)	(2,500)	—	(2,500)	—
Gains on strategic investments, net	(1,151)	(5,231)	(1,151)	(5,231)
Non-operating gains	(471)	(1,979)	(646)	(2,586)
Income tax benefits from adjustments to tax reserves of foreign subsidiaries	(25,900)	—	(25,900)	—
Income tax effects	(11,996)	(3,560)	(43,520)	(23,230)

Pro forma non-GAAP net income	$148,035	$124,085	$351,786	$344,751

Pro Forma Non-GAAP Adjustments
The above pro forma non-GAAP adjustments are based upon our unaudited consolidated statements of operations for the periods shown. These adjustments are not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The pro forma non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, Broadcom believes that pro forma non-GAAP reporting, giving effect to the adjustments shown in the above reconciliation, provides meaningful information and therefore uses it to supplement its GAAP reporting in evaluating operations, managing and benchmarking performance, and determining a portion of bonus compensation. Both GAAP and pro forma non-GAAP net income per share include the dilutive effects of shares issued or issuable under Broadcom’s stock-based compensation programs in the computation of weighted average shares outstanding. Broadcom has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results and to illustrate the results of operations giving effect to the pro forma non-GAAP adjustments shown in the above reconciliation.
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Broadcom Reports Third Quarter 2005 Results

BROADCOM CORPORATION
Unaudited Pro Forma Non-GAAP Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Net revenue	$694,977	$646,515	$1,850,183	$1,861,220
Cost of revenue	323,736	318,205	866,923	912,241

Gross profit	371,241	328,310	983,260	948,979
Operating expense:
Research and development	157,781	123,652	439,558	365,536
Selling, general and administrative	64,252	53,658	176,010	160,221

Income from operations	149,208	151,000	367,692	423,222
Interest income, net	14,317	4,365	32,953	8,982
Other income (expense), net	958	(258)	1,560	(1,265)

Income before income taxes	164,483	155,107	402,205	430,939
Provision for income taxes	16,448	31,022	50,419	86,188

Pro forma non-GAAP net income	$148,035	$124,085	$351,786	$344,751

Pro forma non-GAAP net income per share (basic)	$.43	$.38	$1.05	$1.09

Pro forma non-GAAP net income per share (diluted)	$.39	$.36	$.96	$.99

Weighted average shares (basic)	341,849	322,541	336,074	316,084

Weighted average shares (diluted)	383,675	347,389	368,321	347,449

Pro Forma Non-GAAP Statements
The above pro forma non-GAAP statements are based upon our unaudited consolidated statements of operations for the periods shown, giving effect to the adjustments shown in the attached reconciliation. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The pro forma non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, Broadcom believes that pro forma non-GAAP reporting, giving effect to the adjustments shown in the attached reconciliation, provides meaningful information and therefore uses it to supplement its GAAP reporting in evaluating operations, managing and benchmarking performance, and determining a portion of bonus compensation. Both GAAP and pro forma non-GAAP net income per share include the dilutive effects of shares issued or issuable under Broadcom’s stock-based compensation programs in the computation of weighted average shares outstanding. Broadcom has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results and to illustrate the results of operations giving effect to the pro forma non-GAAP adjustments shown in the attached reconciliation.
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Broadcom Reports Third Quarter 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Operating activities
Net income	$132,656	$43,901	$216,899	$147,604
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,644	19,714	40,422	60,625
Stock-based compensation:
Restricted stock units issued by Broadcom	9,875	76	23,434	76
Stock options and restricted stock assumed in acquisitions and other equity compensation instruments issued by Broadcom	6,709	12,419	18,992	63,340
Additional acquisition-related items:
Amortization of purchased intangible assets	3,814	5,078	11,300	11,355
In-process research and development	35,000	37,262	41,652	63,766
Impairment of intangible assets	—	—	—	18,000
Tax benefit realized from stock plans	—	24,457	—	57,100
Gain on strategic investments, net	(1,151)	(5,231)	(1,151)	(5,231)
Change in operating assets and liabilities:
Accounts receivable	(31,606)	5,984	(69,454)	(50,034)
Inventory	(29,257)	31,982	(33,985)	(71,548)
Prepaid expenses and other assets	(28,749)	7,420	(39,371)	(6,934)
Accounts payable	58,944	(60,037)	99,063	(12,336)
Accrued settlement liabilities	(110,426)	33,200	(10,574)	26,433
Other accrued liabilities	24,306	3,746	15,723	47,270

Net cash provided by operating activities	82,759	159,971	312,950	349,486

Investing activities
Purchase of property and equipment, net	(11,755)	(11,472)	(25,185)	(30,871)
Net cash paid for acquisitions	(54,121)	(4,914)	(78,149)	(74,846)
Proceeds from sale of strategic investments, net	1,867	8,181	1,762	3,015
Net purchases of marketable securities	(36,782)	(111,732)	(153,258)	(241,758)

Net cash used in investing activities	(100,791)	(119,937)	(254,830)	(344,460)

Financing activities
Payment on assumed debt and other obligations	—	(1,246)	(2,482)	(2,203)
Net proceeds from issuance of common stock	217,237	21,703	316,783	218,021
Repurchases of Class A common stock	(77,652)	—	(95,892)	—

Net cash provided by financing activities	139,585	20,457	218,409	215,818

Increase in cash and cash equivalents	121,553	60,491	276,529	220,844
Cash and cash equivalents at beginning of period	1,013,568	719,022	858,592	558,669

Cash and cash equivalents at end of period	$1,135,121	$779,513	$1,135,121	$779,513

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	September 30,	June 30,	December 31,
	2005	2005	2004
	(In thousands)
Cash and cash equivalents	$1,135,121	$1,013,568	$858,592
Short-term marketable securities	424,320	390,590	324,041
Long-term marketable securities	145,897	142,845	92,918

Total cash, cash equivalents and marketable securities	$1,705,338	$1,547,003	$1,275,551

Increase from prior quarter end	$158,335

Increase from prior year end	$429,787

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Broadcom Reports Third Quarter 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$1,135,121	$858,592
Short-term marketable securities	424,320	324,041
Accounts receivable, net	275,397	205,135
Inventory	163,322	128,294
Prepaid expenses and other current assets	109,715	68,380

Total current assets	2,107,875	1,584,442
Property and equipment, net	92,603	107,160
Long-term marketable securities	145,897	92,918
Goodwill	1,131,941	1,062,188
Purchased intangible assets, net	11,146	17,074
Other assets	21,065	22,057

Total assets	$3,510,527	$2,885,839

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$278,216	$171,248
Wages and related benefits	74,850	42,697
Deferred revenue	1,742	3,648
Accrued liabilities	296,108	279,507

Total current liabilities	650,916	497,100
Long-term liabilities	13,046	22,753
Commitments and contingencies
Shareholders’ equity	2,846,565	2,365,986

Total liabilities and shareholders’ equity	$3,510,527	$2,885,839

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